SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): May 21, 2002.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


     Nevada                        000-27243                       98158A1016
(State or Other             (Commission File Number)          (I.R.S. Employee
Jurisdiction of                                           Identification Number)
 Incorporation)




                15200 Shady Grove Road, Rockville, Maryland 20850
                                  (301) 296-4234


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ITEM 5. COMPLETION OF SELECTED ASSET ACQUISITION.
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As of May 9, 2002 WorldTeq Group International completed the acquisition of the selected assets of St. Andrews Telecommunications Inc. of Lawrence Kansas. St. Andrews will continue as a going concern and the selected assets, which consist of some customers, contracts, and fixtures will be integrated into WorldTeq Corporation, a wholly owned subsidiary of WorldTeq Group International.



                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date: May 21, 2002

                              By: /S/ Bruce Bertman

                          ----------------------------
                                   (Signature)
                              Name:  Bruce Bertman
                                Title: President,
                             Chief Executive Officer
                       WorldTeq Group International, Inc.


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